                                 FIRST AMENDMENT
                                       TO
                          TAL INTERNATIONAL GROUP, INC.
                           2004 MANAGEMENT STOCK PLAN

                                 October 5, 2005

      A.    Background. TAL International Group, Inc., a Delaware corporation,
(the "Company") has adopted the TAL International Group, Inc. 2004 Management
Stock Plan (the "Plan"), effective as of November 3, 2004. The board of directors of the Company has approved this First Amendment to the Plan (this
"Amendment"), and the Company's stockholders have approved this Amendment.

      B.    Amendment. Paragraphs (b) and (e) of Section 4.2 of the Plan are
hereby amended and restated in their entirety as follows:

            "(b)  Subject to the following provisions of this subsection 4.2, the maximum number of shares of Stock that may be delivered to
                  Participants and their beneficiaries under the Plan shall
                  equal to 454,612 shares, which amount takes into account any adjustment for the 101.5052-for-1 stock split that will occur immediately prior to the consummation of the Company's initial public offering of Stock."

            "(e)  Subject to paragraph 4.2(f), the maximum number of shares of
                  Stock that may be issued pursuant to Options intended to be
                  ISOs shall equal to 454,612 shares, which amount takes into account any adjustment for the 101.5052-for-1 stock split that will occur immediately prior to the consummation of the
                  Company's initial public offering of Stock."

      C.    Capitalized Terms. All capitalized terms used but not defined in this Amendment shall have the meanings ascribed to them in the Plan.

      D.    Execution. To record the adoption of this Amendment, the Company has caused its duly authorized officer to affix his name as of the date first above written.

                            [Signature Page Follows]

                                        TAL INTERNATIONAL GROUP, INC.

                                        By: ____________________________________

                                        Name: __________________________________

                                        Title: _________________________________